Vanguard Variable Insurance Funds

Supplement to the Statement of Additional Information Dated April 30, 2014

Important Changes to Vanguard Variable Insurance Fund Total Bond Market Index Portfolio

In the Purchase and Redemption of Shares section under the heading “Purchase of Shares,” the following text replaces similar text:

The Total Bond Market Index Portfolio reserves the right to impose a transaction fee of 0.25% on any purchase that, in the opinion of the advisor, would disrupt efficient management of the Portfolio. The advisor may impose this transaction fee if an investor’s aggregate purchases into the Portfolio over a 12-month period exceed, or are expected to exceed, $50 million. The Portfolio may incur substantial transaction costs in absorbing very large investments, and the fee (paid directly to the Portfolio) is intended to protect existing shareholders from being unfairly impacted by such costs. The Portfolio’s advisor will consider several factors in determining whether to apply the fee, including the following:

  The transaction costs of buying securities, determined in part by the availability of securities at that time.
  The offsetting effect of any Portfolio redemptions occurring at that time.
  The Portfolio’s then-current rate of growth.

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